UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

Primis Financial Corp.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-33037	20-1417448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive, Suite 900
McLean, Virginia		22101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 703 893-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK	FRST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2023, Primis Financial Corp. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 24,685,8244 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 22,213,723 shares were present at the meeting in person or by proxy. The final results of each of the proposals voted on by the Company’s stockholders are described below:

Proposal One – Elect Directors: To elect three Class II directors to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2026 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. The vote for each director is as set forth below.

Nominee	Votes For	Votes Against	Broker Non-Votes
W. Rand Cook	14,939,775	4,518,885	2,755,063
Eric A. Johnson	16,246,472	3,212,188	2,755,063
Dennis J. Zember, Jr.	18,620,884	837,776	2,755,063

The three nominees were each elected to the Board by a plurality of the votes of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, as required by the Company’s bylaws.

Proposal Two – Ratification of Auditors: To ratify the appointment of Forvis, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions
22,038,691	134,456	40,576

The vote required to approve this proposal was the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, this proposal was approved.

Proposal Three – Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers: To hold an advisory vote to approve, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

Votes For	Votes Against	Broker Non-Votes	Abstentions
18,462,254	763,956	2,755,063	232,451

The vote required to approve this proposal was the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, this proposal was approved.

Proposal Four – Advisory (Non-binding) Vote on Frequency of Say-On-Pay Vote: To hold an advisory vote, on a non-binding basis, on the frequency of holding future advisory votes regarding compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
18,070,513	58,806	1,158,231	171,110	2,755,063

In accordance with the Board of Directors’ recommendation and in light of the voting results on this advisory proposal, the Board has determined that the Company will hold future advisory votes on executive compensation every year until the next required vote on the frequency of shareholder advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primis Financial Corp

Date:	May 26, 2023	By:	/s/ Matthew A. Switzer
Matthew A. Switzer
Chief Financial Officer